Supplement dated August 22, 2019
to the Prospectuses and Statements of Additional Information for

Consultant Solutions (Classic, Plus, Elite, Select) (Dated April 29, 2019)
Consultant I (Dated April 29, 2019)
LBL Advantage (Dated May 1, 2004)
Consultant II (Dated May 1, 2004)
Premier Planner (Dated May 1, 2004)
Investor’s Select (Dated May 1, 2007)

Issued by

Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account

This supplement updates certain information contained in the prospectus and statement of additional information for each of the variable annuity contracts listed above (each a “Contract”). All terms not defined in this supplement shall have the same meanings as the terms used in the prospectuses and statements of additional information. Please read this supplement carefully and keep it for future reference. No other action is required of you.

On July 24, 2019, the indirect parent companies of Lincoln Benefit Life Company, RL LP and RL (Parallel) LP, entered into an agreement with Guaranty Income Life Insurance Company (“GILICO”) to sell LBL HoldCo, Inc. and its subsidiaries, including Lincoln Benefit Life Company, to GILICO, a subsidiary of Kuvare US Holdings, Inc. (the “Transaction”).

The Transaction is subject to required regulatory approvals. Subject to the receipt of such regulatory approvals, the Transaction is targeted to close in the fourth quarter of 2019.

The terms and provisions of your Contract will not be changed by the Transaction, and Lincoln Benefit Life Company will continue to honor all of its obligations under your Contract. The Transaction will not change the fact that Lincoln Benefit Life Company is the named insurer under your Contract. Following the Transaction, the Prudential Insurance Company of America or an affiliate will continue to reinsure the Contracts and administer the Variable Account and the Contracts.

If you have any questions about this supplement, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

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